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                                                                      Exhibit 10


                         [BAKER & MCKENZIE LETTERHEAD]

                                                               December 22, 1997


INTRUST Funds Trust
3435 Stelzer Road
Columbus, OH 43219

          Re:  INTRUST Funds Trust - Kansas Tax-Exempt Bond Fund
               (Registration Nos. 333-447 and 811-7505
               -------------------------------------------------


Dear Sir/Madam:

     We hereby consent to the reference to our firm as Counsel in Post-Effective Amendment No. 2 to Registration No. 333-447.


                                                            Very truly yours,

                                                            /s/ Baker & McKenzie
                                                            BAKER & MCKENZIE